Accelerating Our Growth © 2007 Endo Pharmaceuticals ENDO PHARMACEUTICALS Annual Meeting of Stockholders May 30, 2007 Exhibit 99.1

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Forward-Looking Statements
Except for the historical information contained herein, this presentation contains
“forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Because these statements involve a number of risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the difficulty of predicting FDA approvals, results of clinical trials on new products, acceptance and demand for new pharmaceutical products, challenges relating to intellectual property protection, the impact of competitive products and pricing, the timely development and launch of new products, a determination that we are engaging in inappropriate sales or marketing activities, including promoting the
"off-label" use of our products, and the risk factors listed from time to time in the
Company’s SEC reports, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Endo Pharmaceuticals – Leader in
Pain Management
Specialty pharma company with market leadership in pain
management
•
Analgesics are the fourth-largest prescription drug market in 2006
•
Opioids represented 80% of analgesic prescriptions
Proven commercial capability
•
Specialty and PCP sales and marketing teams
Pipeline focused on delivery and execution
•
Two NDAs approved in 2006; expect additional sNDA in Aug. ‘07
Strong financial condition

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Growth Strategy
Maximize value of established brands
Expand through licensing and acquisition while remaining true to our specialty roots
•
Revenue diversification
•
Expand balanced, sustainable pipeline
Strengthen leadership position in Pain Management and drive
continued expansion into additional therapeutic areas such as neurology and supportive care oncology

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
2006 – Key Accomplishments
Secured two NDA approvals
Launched three products - Opana
®
ER, Opana
®
and Synera
®
Expanded sales force by 60% to 590 to support new product
launches and maintain coverage of existing products
Acquired RxKinetix and its supportive care oncology pipeline
Filed sNDA for Frova
®
for short-term prevention of menstrual
migraine
Settled OxyContin patent litigation

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
2007 – Investing in the Future
Increasing promotional support behind key brands:
•
Expanded managed markets team
•
Expanded clinical liaison team
•
Conducting comprehensive physician education and patient
outreach programs
Optimizing expanded sales force of 590 representatives
Accelerating R&D investment behind ketoprofen patch,
Rapinyl
TM
, EN 3285, and sufentanil patch
Enhancing infrastructure to sustain our growth through 2010:
•
New systems, processes, people
•
New building at Chadds Ford headquarters

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
2007 Key Objectives
Achieve $1.025 to $1.050 billion in net sales
•
Deepen Lidoderm
®
penetration in PHN market
– Guidance of $650MM to $675MM
•
Accelerate sales trajectory for the Opana
®
franchise
– Guidance of $85MM to $105MM
Obtain FDA approval for Frova
®
in the MM prophylaxis
indication
Accelerate development of our current pipeline to meet market needs and optimize target product profiles
Pursue strategic licensing and acquisition opportunities that expand beyond pain but allow us to retain our focus on the
specialty physician community

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
$0
$200
$400
$600
$800
$1,000
$1,200
2002 2003 2004 2005 2006 2007*
Net Sales Net Income
Consistent Financial Growth
$399.0
$595.6
$615.1
$820.2
$30.8
$69.8
$143.3
$202.3
$909.7
$1,037.0
$137.8
(millions, except per share)
Diluted EPS           $0.30             $0.53            $1.08  $1.52             $1.03**
* Represents mid-point of company guidance       ** Includes $0.62 in one-time, non-cash items

For localized pain of postherpetic neuralgia (PHN)
Pain management
"LIDODERM®, it's relief that fits me."
COACH JULES
Lidoderm®
LIDOCAINE PATCH 5%

ENDO PHARMACEUTICALS

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Lidoderm ® - A True Success Story
Lidocaine 5% topical patch
•
Acts locally - no
therapeutically meaningful
blood levels
First FDA-approved drug for
treatment of pain of PHN
Provides analgesia (but no
anesthesia) directly to
affected nerves
Easy and convenient to use

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Lidoderm ® - Barriers to Potential Generics
Currently protected by five (5) Orange Book-listed patents until
2015:
•
Two method of use patents expiring 2009
•
Two method of use patents expiring 2012
•
Formulation patent expiring 2015
2012 method of use patents cover use of lidocaine-containing patch in indication of PHN
Lidocaine-containing topical product that does not numb the skin
•
Unique attribute covered under patent estate
•
Believe this would be requirement for generic substitution
Submitted Citizen Petition December 19, 2006
•
Requests that FDA apply existing bioequivalence regulations
for topical products to any generic challenger

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
$178
$309
$419
$663
$567
$0
$200
$400
$600
$800
2003 2004 2005 2006 2007*
Lidoderm ® - Continuing Net Sales Growth
($ in millions)
* Represents mid-point of company guidance

OPANA® ER
(oxymorphone HCl) CII
Extended-release tablets

OPANA®
(oxymorphone HCl) CII
Tablets

ENDO PHARMACEUTICALS

Accelerating Our Growth © 2007 Endo Pharmaceuticals Opana ® Franchise

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Opana ® ER – Broad Label
Broad indication: For the relief of moderate-to-severe pain in patients requiring continuous, around-the-clock opioid treatment for an extended period of time
First time oxymorphone available in oral ER formulation
Proven efficacy in broad range of appropriate pain patients
Key messages of clinical differentiation
•
Twice-daily dosing
•
Effective pain control shown at stable dose for three months in clinical trials underscores durability of Opana
®
ER’s analgesic effect
•
Generally well tolerated when titrated effectively*
* Most common adverse events (> 10%) in trials were nausea, constipation, dizziness, vomiting, pruritus, somnolence, headache, increased sweating, and sedation

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Opana ® Franchise - Targeted
Commercial Strategy
Opana
®
ER competes in $3.2 billion U.S. long-acting strong
opioid market
Combined Opana
®
ER and Opana
®
net sales guidance for 2007
is $85 million to $105 million
•
Expect to reach 10,000 Rx’s per week by year-end
Expanded sales force in mid-2006 by 220 reps to promote
Opana
®
ER and Opana
®
to approximately 90,000 physicians
Risk Minimization Action Plan implemented for appropriate
patient utilization
Full range of promotional activities now underway

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Key Opana ® Marketing and Promotional
Activities
Instituted Specialty Force II to provide double coverage on 6,600 high-
decile specialists
Expanded appropriate patient access through direct-discount programs
Instituted managed care contracting strategy to achieve parity or better formulary status
•
Tripled size of managed markets group to extend reach to regional and local plans
Introduced new sales/marketing initiatives
•
Journal ads
•
Reprints of peer-reviewed journal articles
•
Speaker dinner programs
•
Major commercial presence at key medical meetings

OPANA ER vs. Competitive Launches
Retail and Mail Order TRxs
TRx Volume
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
1
2
3
4
5
6
7
8
9
10
11
12
13
Months Since Launch
Opana ER
Avinza
Duragesic
Oxycontin
Palladone

Data includes only retail and mail order
Source: Data for Duragesic and Oxycontin were pulled from IMS Health's New Product Spectra
Source: Data for OPANA ER, Avinza and Palladone were pulled from VVK Health's Phast Prescription Audit
OPANA ER data through April 2007

ENDO PHARMACEUTICALS

Accelerating Our Growth © 2007 Endo Pharmaceuticals Opana ® ER TRx Launch Comparison

Frova®

frovatriptan succinate

2.5 mg Tablets

ENDO

PHARMACEUTICALS

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Frova ® Profile
Triptan indicated for acute
treatment of migraine
headaches in adults
Market differentiation based
on low recurrence rate, long
half-life
Potential label expansion for
menstrual migraine
prophylaxis represents
significant market
opportunity
2006 Net sales $40.6 million

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Robust Development Pipeline
(1)
Licensed marketing rights
(2)
Licensed marketing and development rights
Phase I Phase II Phase III Filed
Pre-
clinical
Undisclosed
Sufentanil Patch
(2)
(Transdermal - Chronic Pain)
EN 3285
(Oral Rinse for Oral Mucositis)
Rapinyl
TM (2)
(Breakthrough Cancer Pain)
Ketoprofen Patch
(2)
(Topical -
Soft Tissue Injuries)
Frova
®
(Menstrual Migraine)
(1)
Product

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Upcoming Key Milestones
Expanding a solid platform for sustainable growth:
Sufentanil Patch
Phase II
Ketoprofen
Patch
NDA Filing
Opana
®
and
Opana
®
ER
Launch
EN 3285
Phase II/III
Acquisitions/
In-licensing
Rapinyl™
NDA Filing
Ongoing
1H’07 2H’07
1H’08
Frova
®
MM
FDA Action
Letter

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Summary
Market leader in pain management
Well-developed commercial capability
Very broad and deep pipeline
Strong financial condition
Sustainable strategy for growth

Accelerating Our Growth © 2007 Endo Pharmaceuticals ENDO PHARMACEUTICALS Nasdaq: ENDP